UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, DC 20549

INFORMATION STATEMENT

SCHEDULE 14C
 (RULE 14C-101)

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[X] Preliminary Information Statement

[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[   ] Definitive Information Statement

US BIODEFENSE, INC.
 (Name of Registrant As Specified in Its Charter)

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US BIODEFENSE, INC.
300 State St. East, Suite 226
Oldsmar, Florida 34677
(727) 417-7807

To Our Stockholders:

The purpose of this letter is to inform you that we intend to amend our Amended and Restated Articles of Incorporation, as amended, to:

1.           amend Article First to change our name to "Elysium Internet, Inc.;"

2.           amend Article Fifth to increase the authorized number of shares of common stock from 140,000,000 to 250,000,000;

3.           amend Article Sixth to remove the reference to the rights of holders of preferred stock and to add the meeting and notice requirement for removal of a director by stockholders;

4.           amend Article Eighth to remove the super majority vote requirement to amend Articles Sixth, Seventh, Eighth and Ninth;

5.           delete Article Ninth in its entirety; and

6.           amend Article Eleventh to fully reflect the requirements for indemnification under the Utah Revised Business Corporation Act.

WE ARE NOT ASKING FOR YOUR PROXYAND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Because the written consent of a super majority of stockholders satisfies any applicable stockholder voting requirement of the Utah Revised Business Corporation Act, our Amended and Restated Articles of Incorporation, as amended, and our By-Laws we are not asking for a proxy and you are not requested to send one.

The accompanying Information Statement is for information purposes only and explains the terms of the restatement of our Amended and Restated Articles of Incorporation, as amended. Please read the accompanying Information Statement carefully.

By Order of the Board of Directors,

May 7, 2008	By:	/s/ Scott Gallagher
Scott Gallagher
Chief Executive Officer

US BIODEFENSE, INC.
300 State St. East, Suite 226
Oldsmar, Florida 34677
(727) 417-7807

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement will be mailed on or about May 19, 2008 to the stockholders of record of US Biodefense, Inc., at the close of business on May 5, 2008 (the "Record Date"). This Information Statement is being sent to you for information purposes only. No action is requested on your part. This Information Statement is being furnished to our stockholders to inform you of the adoption of resolutions by written consent by the holders of a majority of the outstanding shares entitled to vote on these matters.

We intend to amend our Amended and Restated Articles of Incorporation, as amended, to:

1.           amend Article First to change our name to "Elysium Internet, Inc.;"

2.           amend Article Fifth to increase the authorized number of shares of common stock from 140,000,000 to 250,000,000;

3.           amend Article Sixth to remove the reference to the rights of holders of preferred stock and to add the meeting and notice requirement for removal of a director by stockholders;

4.           amend Article Eighth to remove the super majority vote requirement to amend Articles Sixth, Seventh, Eighth and Ninth;

5.           delete Article Ninth in its entirety; and

6.           amend Article Eleventh to fully reflect the requirements for indemnification under the Utah Revised Business Corporation Act.

VOTING INFORMATION

Only stockholders of record at the close of business on May 5, 2008 are entitled to notice of and to vote the shares of common stock, $0.001 par value, of the Company held by them on the Record Date.  As of May 5, 2008, 13,074,075 were issued and outstanding and there were 653 stockholders of record. There was no other class of voting securities outstanding on the record date. Each share of common stock held by a stockholder entitles such stockholder to one vote on each matter that is voted upon at the Meeting or any adjournments thereof.

On May 5, 2008, a majority of votes representing 76.5% of shares entitled to vote executed a written consent in favor of the actions listed above.

This consent satisfies the stockholder approval requirement for the proposed actions. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the actions will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to stockholders. We anticipate that the action contemplated herein will be effected on or about the close of business on June 9, 2008.

CHANGE IN CONTROL

Effective January 10, 2008, we experienced a change in control as the result of a series of transactions. Effective on that date, we executed an employment agreement with Scott Gallagher pursuant to which he became our Chairman of the Board of Directors and Chief Executive Officer. Simultaneously, our former Chairman, David Chin, resigned as an officer and director of the corporation. Also effective of that date, Mr. Gallagher and a Company controlled by him, 221 Fund, LLC acquired 95.6% of our outstanding common stock. As a result of these transactions Mr. Gallagher assumed control of our Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the beneficial ownership of our outstanding classes of stock as of May 5, 2008, by each person known by us to be (i) the beneficial owner of more than 5% of the outstanding shares of common stock, (ii) each current director and nominee, (iii) each of the executive officers who were serving as executive officers at the end of the November 30, 2007 fiscal year and (iv) all of our directors and current executive officers as a group. Unless otherwise indicated below, to our knowledge, all persons listed below have sole voting and investment power with respect to their shares of common stock except to the extent that authority is shared by spouses under applicable law.

The calculation of percentage ownership for each listed beneficial owner is based upon the number of shares of common stock issued and outstanding on May 5, 2008, plus shares of common stock subject to options, warrants and conversion rights held by such person on May 5, 2008, and exercisable or convertible within 60 days thereafter.

Name and Address of Beneficial Owner (1)	Common Shares Beneficially Owned	Percent of Class (2)
Scott Gallagher (3)	10,000,000	76.5%
221 Fund, LLC	5,000,000	38.2%
David Chin (4)	400,000	3.1%
Scott McBride	0	*
David Rasmussen	0	*

All Directors and Executive Officers as a group (3 persons)	10,000,000	76.5%

* Less than 1%

(1)  Unless otherwise stated, the address of each beneficial owner is 300 State Street East, Suite 226, Oldsmar, FL 34677.

(2)  The number of shares of common stock issued and outstanding on May 5, 2008, was 13,074,075 shares.

(3)  Mr. Gallagher owns 5,000,000 shares of common stock directly and 5,000,000 shares of common stock indirectly through 221 Fund, LLC, of which Mr. Gallagher serves as the Chief Investment Officer.  The shares were purchased on January 10, 2008 for total consideration of $300,000.

(4)  Mr. Chin resigned as our Chief Executive Officer and Chairman of the Board of Directors on January 10, 2008. Mr. Chin's address is 375 South 6th Avenue, City of Industry, CA 91746.

AMENDMENT TO AMENDED AND RESTATED ARTICLES OF INCORPORATION, AS AMENDED, TO CHANGE OUR NAME TO “ELYSIUM INTERNET, INC.”

REASON FOR THE NAME CHANGE

We began doing business under the name US Biodefense, Inc. on July 21, 2007.  Effective January 10, 2008, we experienced a change in control as the result of a series of transactions.  Effective on that date, we executed an employment agreement with Scott Gallagher pursuant to which he became our Chairman of the Board of Directors and Chief Executive Officer. Simultaneously, our former Chairman, David Chin, resigned as an officer and director of our company, leaving Mr. Gallagher as our sole director. Also effective as of that date, Mr. Gallagher and a Company controlled by him, 221 Fund, LLC acquired 95.6% of our outstanding common stock, and as a result of these transactions Mr. Gallagher assumed control of our company. On the same date, we changed our business direction and began doing business as “Internet Holdings” to focus on acquiring direct navigation Internet domain names that could be developed into profitable business ventures.  On April 4, 2008, we acquired 100% of the shares of Elysium Internet, Inc., a direct navigation Internet media company, in exchange for stock and a note to FTS Group, Inc.  We believe the name "Elysium Internet, Inc." will reflect the business on which we are currently focused.

IMPLEMENTATION OF THE PROPOSAL

On May 5, 2008, our Board of Directors adopted a resolution, and the holders of a majority of the outstanding shares of our common stock executed a written consent, authorizing us to amend and restate our Amended and Restated Articles of Incorporation, as amended, to change our name to "Elysium Internet, Inc."  The form of the Amended and Restated Articles of Incorporation is attached to this Information Statement as Attachment A.  The Amended and Restated Articles of Incorporation will become effective immediately upon filing with the Utah Division of Corporations and Commercial Code.  The currently outstanding stock certificates evidencing shares of our common stock bearing the name "US Biodefense, Inc." will continue to be valid and represent shares of our common stock following the name change. In the future, new certificates will be issued bearing our new name, but this will not affect the validity of your current stock certificates.

AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION, AS AMENDED, TO AMEND ARTICLE FIFTH TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 250,000,000.

REASON FOR THE AMENDMENT TO ARTICLE FIFTH

Our Amended and Restated Articles of Incorporation, as amended, currently authorize us to issue 140,000,000 shares of common stock.  As of May 5, 2008, we had 13,074,075 shares of common stock issued and outstanding.  We believe it is in the best interests of our stockholders to increase our authorized shares of common stock so that we can efficiently continue to grow our operations. An increase in the authorized number of shares of common stock will enable us to take advantage of various potential business opportunities through the issuance of our securities, including, without limitation, issuing stock dividends to existing stockholders, providing equity incentives to employees, officers or directors, establishing certain strategic relationships with other companies and expanding our business through acquisitions. We do not currently have any plans for acquisitions.

DESCRIPTION OF COMMON STOCK

The additional shares of common stock to be authorized for issuance will possess rights identical to the currently authorized common stock. The holders of common stock are entitled to one vote for each share held of record on all matters to be voted on by the stockholders. All voting is on a non-cumulative basis. The stockholders of common stock do not have any preemptive rights. The amendment to authorize the issuance of additional shares of common stock will not have any effect on the par value of the common stock. Nevertheless, the issuance of such additionally authorized shares of common stock would affect the voting rights of our current stockholders because there would be an increase in the number of outstanding shares entitled to vote on corporate matters, including the election of directors, if and when any such shares of common stock are issued in the future. The issuance of additional shares will have the effect of diluting the earnings per share or book value per share of the outstanding shares of common stock or the stock ownership or voting rights of a stockholder.

POTENTIAL ANTI-TAKEOVER EFFECTS OF THE AMENDMENT TO INCREASE AUTHORIZED SHARES

The increase in the number of authorized shares of common stock and the subsequent issuance of all or a portion of those shares could have the effect of delaying or preventing a change of control without further action by the stockholders. Subject to applicable law and stock exchange requirements, we could issue shares of authorized and unissued common stock in one or more transactions that would make a change of control more difficult and therefore less likely. Any issuance of additional shares could have the effect of diluting the earnings per share and book value per share of the outstanding shares of common stock or the stock ownership and voting rights of a person seeking to obtain control of our company.

IMPLEMENTATION OF THE PROPOSAL

On May 5, 2008, our Board of Directors adopted a resolution, and the holders of a majority of the outstanding shares of our common stock executed a written consent, authorizing us to amend and restate our Amended and Restated Articles of Incorporation, as amended, to amend Article Fifth, as described above.  The form of the Amended and Restated Articles of Incorporation is attached to this Information Statement as Attachment A.  The Amended and Restated Articles of Incorporation will become effective immediately upon filing with the Utah Division of Corporations and Commercial Code.

AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION, AS AMENDED, TO AMEND ARTICLE SIXTH TO DELETE THE REFERENCE TO THE RIGHTS OF HOLDERS OF PREFERRED STOCK AND TO ADD MEETING AND NOTICE REQUIREMENTS FOR REMOVAL OF DIRECTORS BY STOCKHOLDERS.

REASON FOR THE AMENDMENT TO ARTICLE SIXTH

Article Sixth of our Amended and Restated Articles of Incorporation, as amended, provides for the election and removal of directors.  Article Sixth includes a provision that the election and removal of directors is subject to the rights of holders of our preferred stock.  We have not designated any series of preferred stock, and authority to appoint, elect or remove directors resides with our Board of Directors or our stockholders, as provided for in the Utah Revised Business Corporation Act.  We believe the removal of the reference to the rights of holders of preferred stock clarifies the authority of our Board of Directors and our common stockholders to appoint, elect and remove directors consistent with state law.

Further, we propose to add the following language to Article Sixth, Section D, “A director may be removed by the stockholders only at a meeting called for the purpose of removing the director, and the meeting notice must state that the purpose, or one of the purposes, of the meeting is removal of the director.”  The meeting and notice requirement for the removal of a director by our stockholders is required pursuant to the Utah Revised Business Corporation Act.  We believe that adding this language to our Articles of Incorporation clarifies the requirements as mandated by Utah law.

IMPLEMENTATION OF THE PROPOSAL

On May 5, 2008, our Board of Directors adopted a resolution, and the holders of a super majority of the outstanding shares of our common stock executed a written consent, authorizing us to amend and restate our Amended and Restated Articles of Incorporation, as amended, to amend Article Sixth, as described above.  The form of the Amended and Restated Articles of Incorporation is attached to this Information Statement as Attachment A.  The Amended and Restated Articles of Incorporation will become effective immediately upon filing with the Utah Division of Corporations and Commercial Code.

AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION, AS AMENDED, TO AMEND ARTICLE EIGHTH TO REMOVE THE SUPER MAJORITY VOTE REQUIREMENT TO FURTHER AMEND ARTICLES SIXTH, SEVENTH, EIGHTH AND NINTH.

REASON FOR THE AMENDMENT TO ARTICLE EIGHTH

Article Eighth includes a provision that requires a super majority vote of stockholders to amend Articles Sixth, Seventh, Eighth or Ninth of our Amended and Restated Articles of Incorporation, as amended.  This is a stricter vote requirement than is called for in the Utah Revised Business Corporation Act.  Upon removal of the super majority vote requirement, our stockholders will be able to amend these sections of the Articles with a stockholder action, defined in Utah law as the majority of the shares voting at a meeting where a quorum is present.  Changing the vote requirement will make the procedure for amending our Articles consistent for all provisions except Article Fourth.

IMPLEMENTATION OF THE PROPOSAL

On May 5, 2008, our Board of Directors adopted a resolution, and the holders of a super majority of the outstanding shares of our common stock executed a written consent, authorizing us to amend and restate our Amended and Restated Articles of Incorporation, as amended, to amend Article Eighth, as described above.  The form of the Amended and Restated Articles of Incorporation is attached to this Information Statement as Attachment A. The Amended and Restated Articles of Incorporation will become effective immediately upon filing with the Utah Division of Corporations and Commercial Code.

AMENDMENT TO OUR AMENDED AND RESTATED ARTICLES OF INCORPORATION, AS AMENDED TO DELETE ARTICLE NINTH.

REASON FOR THE DELETION OF ARTICLE NINTH

Article Ninth provides for certain considerations that may be made by our Board of Directors in evaluating various offers from third parties.  The procedures pursuant to which a Board of Directors may evaluate and decide upon certain offers from third parties are well established in Utah law and in case law.  We believe that the inclusion of this language in our Amended and Restated Articles of Incorporation, as amended, is unnecessary. We believe it is in the interest of our stockholders to clarify and simplify our Articles of Incorporation by removing any unnecessary provisions.

IMPLEMENTATION OF THE PROPOSAL

On May 5, 2008, our Board of Directors adopted a resolution, and the holders of a super majority of the outstanding shares of our common stock executed a written consent, authorizing us to amend and restate our Amended and Restated Articles of Incorporation, as amended, to delete Article Ninth in its entirety.  The form of the Amended and Restated Articles of Incorporation is attached to this Information Statement as Attachment A.  The Amended and Restated Articles of Incorporation will become effective immediately upon filing with the Utah Division of Corporations and Commercial Code.

AMENDMENT TO OUR AMENDED AND RESTATED ARTICLES OF INCORPORATION TO AMEND ARTICLE ELEVENTH TO FULLY REFLECT THE REQUIREMENTS FOR INDEMNIFICATION UNDER THE UTAH REVISED BUSINESS CORPORATION ACT.

REASON FOR THE AMENDMENT TO ARTICLE ELEVENTH

Indemnification of officers and directors is subject to several requirements under the Utah Revised Business Corporation Act, which cannot be changed by provisions adopted in a company’s articles of incorporation.  Currently, our Amended and Restated Articles of Incorporation, as amended, reflect some, but not all of these requirements.  We are proposing to add language requiring submission to our Board of Directors of a written affirmation by a party requesting indemnification certifying to a good faith belief that he is entitled to such indemnification.  We are also proposing to add Section H of Article Eleventh, or new Article Tenth, governing the procedures for authorization of indemnification.  Our Board of Directors is already subject to these requirements pursuant to Utah law, and we believe that this revision makes our Amended and Restated Articles of Incorporation, as amended, more accurate.

IMPLEMENTATION OF THE PROPOSAL

On May 5, 2008, our Board of Directors adopted a resolution, and the holders of a majority of the outstanding shares of our common stock executed a written consent, authorizing us to amend and restate our Amended and Restated Articles of Incorporation, as amended, to amend Article Eleventh as described above.  The form of the Amended and Restated Articles of Incorporation is attached to this Information Statement as Attachment A.  The Amended and Restated Articles of Incorporation will become effective immediately upon filing with the Utah Division of Corporations and Commercial Code.

OTHER CHANGES TO OUR AMENDED AND RESTATED ARTICLES OF INCORPORATION, NOT SUBJECT TO A VOTE OF SECURITY HOLDERS.

We intend to restate our Amended and Restated Articles of Incorporation, as amended, to make the following technical changes.

1.	Remove of the names of the former directors of our Company.
2.	Change the stated principal office of our Company to our address at 300 State Street East, Suite 226, Oldsmar, Florida 34677.
3.	Change the name and address of our registered agent to Standard Registrar and Transfer Company, Inc., 12528 South 1840 East, Draper, Utah 84020.
4.	Correct all references to Utah General Corporation Law to read “Utah Revised Business Corporation Act.”
5.	Change certain references to security holders to consistently refer to them as stockholders.
6.	Correct various typographical errors and renumber Articles in light of deletion of Article Ninth.

COSTS AND MAILING

We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. We have asked or will ask brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of our common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

HOUSEHOLDING INFORMATION

Some banks, brokers, and other record holders may participate in the practice of “householding” information statements. This means that, unless stockholders give contrary instructions, only one copy of this Information Statement may be sent to multiple stockholders sharing an address. The Company will promptly deliver a separate copy of this document to any stockholder at a shared address upon written or oral request by such stockholder at the following address or telephone number: US Biodefense, Inc., 300 State Street East, Suite 226, Oldsmar, FL 34677, (727) 417-7807.  Any stockholder who wants to receive a separate copy of this Information Statement in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact such stockholder’s bank, broker, or other record holder, or such stockholder may contact the Company at the above address or telephone number.

ATTACHMENT A
AMENDED & RESTATED
ARTICLES OF INCORPORATION
OF ELYSIUM INTERNET, INC.

The undersigned hereby certify that:

ONE:  They are the duly elected and acting Chief Executive Officer and Chairman of the Board of Directors and Directors and constitute the Board of Directors of Elysium Internet, Inc., (the "Corporation").

TWO:  The Articles of Incorporation of the Corporation shall be amended and restated to read in full as follows:

FIRST: The name of the Corporation is ELYSIUM INTERNET, INC.

SECOND: The principal office of the Corporation is located at 300 State Street East, Suite 226, Oldsmar, Florida 34677. The name and address of the registered agent of the Corporation is Standard Registrar and Tranfer Company, Inc., 12528 South 1840 East, Draper, Utah 84020.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the Utah Revised Business Corporation Act.

FOURTH: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

       A. The governing board of this Corporation shall be known as the board of directors (the "Board of Directors" or the "Board") and its members shall be known as directors, and the number of directors may from time to time be increased or decreased by resolution of the Board of Directors, provided that the number of directors shall not be reduced to less than three (3). The Board of Directors shall be divided into three classes, as nearly equal in number as possible, and the term of office for each respective class of directors shall be so arranged that the term of office of directors of one class shall expire at each successive annual meeting of stockholders, and in all cases as to each director until their successor shall be elected and shall qualify, or until his earlier resignation, removal from office, death or incapacity. At each annual meeting of stockholders after the first annual meeting, the number of directors equal to the number of directors of the class whose term expires at the time of such meeting (or such greater or lesser number as would be required by an increase or decrease in the size of the Board of Directors) shall be elected to hold office until the third succeeding annual meeting of stockholders after their election.  This Article FOURTH may not be amended or repealed without the affirmative vote of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of the shares entitled to vote thereon.

       B. Special meetings of stockholders of the Corporation may be called by the Chairman of the Board or the President or by the Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board. For purposes of these Amended and Restated Articles of Incorporation, the term "Whole Board" shall mean the total number of authorized directors whether or not there exists any vacancies in previously authorized directorships.

FIFTH:      A. The total number of shares of all classes of stock which the Corporation shall have authority to issue is Two Hundred and Ninety million (290,000,000), consisting of Two Hundred and Fifty million (250,000,000) shares of common stock, par value one-tenth of one cent ($0.001) per share (the "Common Stock") and Forty million (40,000,000) shares of preferred stock, par value one-tenth of one cent ($0.001) per share (the "Preferred Stock").

        B. COMMON STOCK. The shares of Common Stock shall have no pre-emptive or preferential rights of subscription concerning further issuance or authorization of any securities of the Corporation. Each share of Common Stock shall entitle the holder thereof to one vote, in person or by proxy. The holders of the Common Stock shall be entitled to receive dividends if, as and when declared by the Board of Directors.

        The Common Stock may be issued from time to time in one or more series and shall have such other relative, participant, optional or special rights, qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions providing for the issuance of such Common Stock from time to time adopted by the Board of Directors pursuant to authority to adopt which is hereby vested in the Board of Directors.

       C. PREFERRED STOCK.  The Preferred Stock may be issued from time to time in one or more series and (a) may have such voting powers, full or limited, or may be without voting powers; (b) may be subject to redemption at such time or times and at such prices; (c) may be entitled to receive dividends (which may be cumulative or non-cumulative) at such rate or rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of stock; (d) may have such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation; (e) may be made convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation, at such price or prices or at such rates of exchange, and with such adjustments and (f) shall have such other relative, participating, optional or special rights, qualifications, limitations or restrictions thereof as shall hereafter be stated and expressed in the resolution or resolutions providing for the issuance of such Preferred Stock from time to time adopted by the Board of Directors pursuant to authority so to do which is hereby vested in the Board of Directors.

At any time from time to time when authorized by resolution of the Board of Directors and without any action by its stockholders, the Corporation may issue or sell any shares of its stock of any class or series, whether out of the unissued shares thereof authorized by these Amended and Restated Articles of Incorporation, or out of shares of its stock acquired by it after the issue thereof, and whether or not the shares thereof so issued or sold shall confer upon the holders thereof the right to exchange or convert such shares for or into other shares of stock of the Corporation of any class or classes or any series thereof. When similarly authorized, but without any action by its stockholders, the Corporation may issue or grant rights, warrants or options, in bearer or registered or such other form as the Board of Directors may determine, for the purchase of shares of the stock of any class or series of the Corporation within such period of time, or without limit as to time, of such aggregate number of shares, and at such price per share, as the Board of Directors may determine. Such rights, warrants or options may be issued or granted separately or in connection with the issue of any bonds, debentures, notes, obligations or other evidences of indebtedness or shares of the stock of any class or series of the Corporation and for such consideration and on such terms and conditions as the Board of Directors, in its sole discretion, may determine. In each case, the consideration to be received by the Corporation for any such shares so issued or sold shall be such as shall be fixed from time to time by the Board of Directors.

      D.  The capital stock, after the amount of the subscription price, or par value, has been paid in, shall not be subject to assessment.

      E.  No holder of shares of stock of the Corporation shall be entitled as of right to purchase or subscribe for any part of any unissued stock of this Corporation or of any new or additional authorized stock of the Corporation of any class whatsoever, or of any issue of securities of the Corporation convertible into stock, whether such stock or securities be issued for money or for a consideration other than money or by way of dividend, but any such unissued stock or such new or additional authorized stock or such securities convertible into stock may be issued and disposed of to such persons, firms, corporations and associations, and upon such terms as may be deemed advisable by the Board of Directors without offering to stockholders of record or any class of stockholders upon the same terms or upon any terms.

SIXTH:     A.    The number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board.

       B. Newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall, unless otherwise provided by law or by resolution of the Board of Directors, be filled only by a majority vote of the directors then in office, though less than a quorum, and directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been chosen expires. No decrease in the authorized number of directors shall shorten the term of any incumbent director.

       C. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the By-laws of the Corporation.

       D. Any directors, or the entire Board of Directors, may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least fifty percent (50%) of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.  A director may be removed by the stockholders only at a meeting called for the purpose of removing the director, and the meeting notice must state that the purpose, or one of the purposes, of the meeting is removal of the director.

SEVENTH: The Board of Directors is expressly empowered to adopt, amend or repeal by-laws of the Corporation. Any adoption, amendment or repeal of the by-laws of the Corporation by the Board of Directors shall require the approval of a majority of the Whole Board. The stockholders shall also have power to adopt, amend or repeal the By-laws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by these Amended and Restated Articles of Incorporation, the affirmative vote of the holders of at least fifty percent (50%) of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of the by-laws of the Corporation.

EIGHTH: The Corporation reserves the right to amend or repeal any provision contained in these Amended and Restated Articles of Incorporation in the manner prescribed by the laws of the State of Utah and all rights conferred upon stockholders are granted subject to this reservation.

NINTH: A director or officer of the Corporation shall have no personal liability to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, except for (a) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or (b) the payment of dividends in violation of the applicable statutes of Utah. If the Utah Revised Business Corporation Act is amended after approval by the stockholders of this Article NINTH to authorize corporate action further eliminating or limiting the personal liability of directors or officers, the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the Utah Revised Business Corporation Act, as so amended from time to time. No repeal or modification of this Article NINTH by the stockholders shall adversely affect any right or protection of a director or officer of the Corporation existing by virtue of this Article NINTH at the time of such repeal or modification.

TENTH: A. The Corporation shall indemnify and hold harmless any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was or has agreed to become a director or officer of the Corporation or is serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise or by reason of actions alleged to have been taken or omitted in such capacity or in any other capacity while serving as a director or officer. The indemnification of directors and officers by the Corporation shall be to the fullest extent authorized or permitted by applicable law, as such law exists or may hereafter be amended (but only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior to the amendment). The indemnification of directors and officers shall be against all loss, liability and expense (including attorneys fees, costs, damages, judgments, fines, amounts paid in settlement and ERISA excise taxes or penalties) actually and reasonably incurred by or on behalf of a director or officer in connection with such action, suit or proceeding, including any appeal; provided, however, that with respect to any action, suit or proceeding initiated by a director or officer, the Corporation shall indemnify such director or officer only if the action, suit or proceeding was authorized by the Board of Directors of the Corporation, except with respect to a suit for the enforcement of rights to indemnification or advancement of expenses in accordance with Section C below.

      B. The expenses of directors and officers incurred as a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative shall be paid by the Corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding; provided, however, that if applicable law so requires, the advance payment of expenses shall be made only upon receipt by the Corporation of (i) written affirmation by or on behalf of the director or officer of his good faith belief that he has met the applicable standard of conduct for indemnification and (ii) an undertaking by or on behalf of the director or officer to repay all amounts so advanced in the event that it is ultimately determined by a final decision, order or decree of a court of competent jurisdiction that the director or officer is not entitled to be indemnified for such expenses under this Article TENTH. Further, before expenses may be advanced to a director or officer a determination must be made by the party making a determination under Section H of this Article TENTH that the facts known to those making the determination would not preclude indemnification.

       C. Any director or officer may enforce his or her rights to indemnification or advance payments for expenses in a suit brought against the Corporation if his or her request for indemnification or advance payments for expenses is wholly or partially refused by the Corporation or if there is no determination with respect to such request within 60 days from receipt by the Corporation of a written notice from the director or officer for such a determination. If a director or officer is successful in establishing in a suit his or her entitlement to receive or recover an advancement of expenses or a right to indemnification, in whole or in part, he or she shall also be indemnified by the Corporation for costs and expenses incurred in such suit. It shall be a defense to any such suit (other than a suit brought to enforce a claim for the advancement of expenses under Section B of this Article TENTH where the required undertaking, if any, has been received by the Corporation) that the claimant has not met the standard of conduct set forth in the Utah Revised Business Corporation Act. Neither the failure of the Corporation to have made a determination prior to the commencement of such suit that indemnification of the director or officer is proper in the circumstances because the director or officer has met the applicable standard of conduct nor a determination by the Corporation that the director or officer has not met such applicable standard of conduct shall be a defense to the suit or create a presumption that the director or officer has not met the applicable standard of conduct. In a suit brought by a director or officer to enforce a right under this Section C or by the Corporation to recover and advancement of expenses pursuant to the terms of an undertaking, the burden of proving that a director or officer is not entitled to be indemnified or is not entitled to an advancement of expenses under this Section C or otherwise, shall be on the Corporation.

        D. The right to indemnification and to the payment of expenses as they are incurred and in advance of the final disposition of the action, suit or proceeding shall not be exclusive of any other right to which a person may be entitled under these Amended and Restated Articles of Incorporation or any by-law, agreement, statute, vote of stockholders or disinterested directors or otherwise. The right to indemnification under Section A above shall continue for a person who has ceased to be a director or officer and shall inure to the benefit of his or her heirs, next of kin, executors, administrators and legal representatives.

        E. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any loss, liability or expense, whether or not the Corporation would have the power to indemnify such person against such loss, liability or expense under the Utah Revised Business Corporation Act.

        F. The Corporation shall not be obligated to reimburse the amount of any settlement unless it has agreed to such settlement. If any person shall unreasonably fail to enter into a settlement of any action, suit or proceeding within the scope of Section A above, offered or assented to by the opposing party or parties and which is acceptable to the Corporation, then, notwithstanding any other provision of this Article TENTH, the indemnification obligation of the Corporation in connection with such action, suit or proceeding shall be limited to the total of the amount at which settlement could have been made and the expenses incurred by such person prior to the time the settlement could reasonably have been effected.

       G. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation or to any director, officer, employee or agent of any of its subsidiaries to the fullest extent of the provisions of this Article TENTH subject to the imposition of any conditions or limitations as the Board of Directors of the Corporation may deem necessary or appropriate.

H.  The Corporation may not indemnify a director or officer or advance expenses under this Article TENTH unless authorized and a determination has been made in the specific case that indemnification is permissible in the circumstances because the director or officer has met the applicable standard of conduct set forth in the Utah Revised Business Corporation Act.  The determination required by this Section H of Article TENTH shall be made (i) by the board of directors by a majority vote of those present at a meeting at which a quorum is present, and only those directors not parties to the proceeding shall be counted in satisfying the quorum, or (ii) if a quorum cannot be obtained, by a majority vote of a committee of the board of directors designated by the board of directors, which committee shall consist of two or more directors not parties to the proceeding, except that directors who are parties to the proceeding may participate in the designation of directors for the committee or (iii) by special legal counsel:  (a) selected by the board of directors or its committee in the manner prescribed in Subsection (i) or (ii); or (b) if a quorum of the board of directors cannot be obtained under Subsection (i) and a committee cannot be designated under Subsection (ii), selected by a majority vote of the full board of directors, in which directors who are parties to the proceeding may participate; or (iv) by the stockholders, by a majority of the votes entitled to be cast by holders of qualified shares present in person or by proxy at a meeting.

ELEVENTH: In the event of a conflict between the terms of these Amended and Restated Articles of Incorporation and the By-Laws of the Corporation, the terms and provisions of these Amended and Restated Articles of Incorporation shall govern.

THREE:  The foregoing amendment and restatement of the Articles of Incorporation has been approved by the Board of Directors of the Corporation on May 5, 2008.

FOUR:  The foregoing amendment and restatement was approved by the holders of the requisite number of shares of the Corporation in accordance the Utah Revised Business Corporation Act on May 5, 2008.  The total number of outstanding shares entitled to vote with respect to the foregoing amendment and restatement of the Amended and Restated Articles of Incorporation, as amended, was 13,074,075 shares of Common Stock.  The number of shares voting in favor of the foregoing amendment and restatement of the Amended and Restated Articles of Incorporation, as amended, was 10,000,000, which equaled or exceeded the vote required, such required vote being a majority of the outstanding shares of Common Stock, or where required more than 66 2/3% of the issued and outstanding shares of Common Stock.

WE, THE UNDERSIGNED, being the members of the Board of Directors of the Corporation, for the purpose of adopting these Amended and Restated Articles of Incorporation under the laws of the State of Utah do make, file and record these Amended and Restated Articles of Incorporation, do certify that the facts herein stated are true, and, accordingly, have hereto set our hand and seal this 5th day of May, 2008.

     By:   /s/ Scott Gallagher
     Name: Scott Gallagher
     Title: Chairman of the Board of Directors, Chief Executive Officer

     By:   /s/ David Rasmussen
     Name:  David Rasmussen
     Title: Director

     By: /s/ W. Scott McBride
     Name: W. Scott McBride
     Title: Director

The undersigned hereby accepts appointment as the Registered Agent of the Corporation.

STANDARD REGISTRAR AND TRANSFER COMPANY, INC.

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